THISTLE GROUP HOLDINGS, CO.
                              AMENDED AND RESTATED
                              LETTER OF TRANSMITTAL

                       To Accompany Shares of Common Stock
           (including the associated preferred share purchase rights)
                                       of
                           Thistle Group Holdings, Co.
               Tendered Pursuant To the Offer to Purchase For Cash
                               Dated June 7, 2002

THIS OFFER AND YOUR RIGHT TO WITHDRAW YOUR SHARES WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON THURSDAY, JUNE 20, 2002, UNLESS THE OFFER IS EXTENDED. THISTLE GROUP HOLDINGS, CO. MAY EXTEND THE OFFER PERIOD AT ANY TIME. DEPENDING UPON THE RESULTS OF THE OFFERING, WE RESERVE THE RIGHT TO TERMINATE THE OFFERING AND NOT PURCHASE TENDERED SHARES.


                        The Depositary for the offer is:
                         ALPINE FIDUCIARY SERVICES, INC.

                                    By Mail:
                         Alpine Fiduciary Services, Inc.
                    c/o Georgeson Shareholder Communications
                                   PO Box 2065
                         South Hackensack, NJ 07606-9974

                              By Overnight Courier:
                         Alpine Fiduciary Services, Inc.
                    c/o Georgeson Shareholder Communications
                                111 Commerce Road
                               Carlstadt, NJ 07072
                             Attn: Reorg Department

                                    By Hand:
                         Alpine Fiduciary Services, Inc.
                    c/o Georgeson Shareholder Communications
                          17 State Street - 28th Floor
                               New York, NY 10004
                               Attn: Mark Zimkind

           Facsimile Number (for eligible institutions): 201-559-1162
                  Confirm Facsimile Transmissions: 201-460-2213

                    For Assistance: 866-324-8876 (Toll Free)

THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL IS COMPLETED.

REFERENCES TO "THE OFFER," UNLESS NOTED OTHERWISE, REFERS TO THE ORIGINAL OFFER DATED MAY 7, 2002.

FOR THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE THE OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS AMENDED AND RESTATED LETTER AND ITS INSTRUCTIONS). DELIVERY OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THISTLE GROUP HOLDINGS, CO., THE INFORMATION AGENT, GEORGESON SHAREHOLDER, OR THE BOOK-ENTRY TRANSFER FACILITY, WILL NOT BE FORWARDED TO ALPINE FIDUCIARY SERVICES, INC. AND WILL NOT CONSTITUTE A VALID DELIVERY.

                         DESCRIPTION OF SHARES TENDERED

--------------------------------------------------------------------------------








                 Name(s) and Address(es) of Registered Holder(s)

                                 Shares Tendered
    (If Blank, Please Fill in Exactly as Name(s) Appear(s) on Certificate(s))
                      (Attach Additional List if Necessary)

                                                            Total Number of Shares
                                                                Represented by          Number of Shares
Certificate Number(s)(1)                                       Certificate(s)(1)           Tendered(2)
------------------------                                       -----------------           -----------
Total Certificated Shares Tendered:                             ______________           ______________

Total Dividend Reinvestment Program Shares Tendered(4):         ______________           ______________

Total Shares Tendered By Book-Entry:                            ______________           ______________

TOTAL SHARES TENDERED:                                          ______________           ______________


Indicate in this box the order (by certificate number) in which shares are to be
purchased  in  the  event  of  proration  (attach   additional  signed  list  if
necessary): (1)(3)

1st:                                          [ ] Check here if shares are lost.
2nd:
3rd:
4th:

     (1)  Need not be completed if shares are delivered by book-entry transfer.
     (2) If you desire to tender fewer than all shares evidenced by any certificates listed, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
     (3) If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the depositary. See Instruction 8.
     (4) See box below regarding tendering dividend reinvestment program shares. See also Instruction 16.

WHEN THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL SHOULD BE USED:

You should complete this amended and restated letter of transmittal only if:

     o you are including with this letter certificates representing the shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary);or

     o you are tendering shares held through the Thistle Group Holdings, Co. Automatic Dividend Reinvestment Plan, or

     o you are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to section 4 of the Amended and Restated Offer dated June 7, 2002 ("Amended and Restated Offer") and The Offer and you are not (1) using an agent's message (as defined in Instruction 2) or (2) providing the acknowledgment required by the automated tender offer program.

         If you want to tender your shares into the offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this amended and restated letter of transmittal to the depositary before the offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 4 of the Amended and Restated Offer and The Offer. See Instruction 2.

         This letter of transmittal may not be used for shares held in the Roxborough Manayunk Employee Stock Ownership Plan. The ESOP trustees have the sole discretion to determine whether to tender any shares held in the plan. The ESOP trustees have informed us that they do not intend to tender any shares held in the Roxborough Manayunk Employee Stock Ownership Plan. See Instruction 15.

If you already tendered your shares:

o no further action is necessary regarding any shares previously validly tendered and not withdrawn; and

o if the amended and restated offer is completed, these shares will be accepted for payment and you will received the increased price of $13.00 per share.

                ADDITIONAL INFORMATION REGARDING TENDERED SHARES

[ ] Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the depositary with the book-entry transfer facility and complete the following information (only financial institutions that are participants in the system of any book-entry transfer facility may deliver shares by book-entry transfer).

         Name of Tendering Institution:
                                        ----------------------------------------

         Account Number:
                         -------------------------------------------------------

         Transaction Code Number:
                                  ----------------------------------------------

[ ] Check here if tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the depositary and complete the following:

         Name(s) of Registered Owner(s):
                                        ----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                             -------------------

         Name of Institution which Guaranteed Delivery:
                                                       -------------------------

         Account Number:
                         -------------------------------------------------------

              TENDER OF SHARES HELD IN THISTLE GROUP HOLDINGS, CO.
                      AUTOMATIC DIVIDEND REINVESTMENT PLAN
                              (SEE INSTRUCTION 16)

Complete this section if you want to tender shares held in Thistle Group Holdings, Co.'s automatic dividend reinvestment plan. Please check only one box. If you check more than one box, or you check the second box but do not indicate a number of shares, none of the shares held in your dividend reinvestment program account will be tendered.

[ ] I instruct the program administrator to tender ALL of the shares credited to my dividend reinvestment program account.

[ ] I instruct the program administrator to tender the following number of shares credited to my dividend reinvestment program account.

     Number of shares:
                       --------------------

                                    ODD LOTS
                               (SEE INSTRUCTION 7)

Complete this section only if you own, or are tendering on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 shares (including any shares held in Thistle Group Holdings, Co.'s automatic dividend reinvestment plan, but not including any shares held in the Roxborough Manayunk Employee Stock Ownership Plan) and are tendering all of your shares.

You either (check one box):

[ ] are the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ]  are a broker, dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 14)

You may condition your tender of shares on Thistle Group Holdings, Co. purchasing a specified minimum number of your tendered shares, all as described in Section 7 of The Offer. Unless the minimum number of shares you indicate below is purchased by Thistle Group Holdings, Co. in the offer, none of the shares you tendered will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

[ ] The minimum number of shares that must be purchased, if any are purchased, is: ____________ shares.

If because of proration, the minimum number of shares that you designated above will not be purchased, Thistle Group Holdings, Co. may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

[ ]  The tendered shares represent all shares held by me.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 5, 6, 7 AND 9)

Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you.

         Issue: [  ] Check [  ] Certificate(s) to:

         Name:
               -----------------------------------------------------------------
                                 (Please Print)

         Address:
                  --------------------------------------------------------------


                  --------------------------------------------------------------
                               (Include Zip Code)


         -----------------------------------------------------------------------
         (Tax Identification or Social Security Number)
         (See Substitute Form W-9)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 and 7)

Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be mailed or sent to someone other than you or to you at an address other than that designated earlier.

         Mail: [  ] Check [  ] Certificate(s) to:

         Name:
               -----------------------------------------------------------------
                  (Please Print)

         Address:
                  --------------------------------------------------------------

         -----------------------------------------------------------------------
         (Include Zip Code)

Thistle Group Holdings, Co. has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Thistle Group Holdings, Co. does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

           NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED
               "IMPORTANT - SHAREHOLDERS SIGN HERE" IF YOU WANT TO
                               TENDER YOUR SHARES.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Alpine Fiduciary Services, Inc.

         The undersigned hereby tenders to Thistle Group Holdings, Co., a Pennsylvania corporation, the above-described shares of Thistle Group Holdings, Co.'s common stock, $.10 par value per share, at the price per share indicated in this amended and restated letter of transmittal, to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase For Cash dated May 7, 2002, and as amended and restated on June 7, 2002, ("the Amended and Restated Offer") receipt of which is hereby acknowledged, and in this amended and restated letter of transmittal which, as amended or supplemented from time to time, together constitute the offer. All shares tendered and purchased will include the associated preferred share purchase rights issued pursuant to the Rights Agreement, dated as of September 30, 1999, as amended, between Thistle Group Holdings, Co. and Registrar and Transfer Company, as rights agent, and, unless the context otherwise requires, all references to shares include the associated preferred share purchase rights.

         Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Thistle Group Holdings, Co. all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of Thistle Group Holdings, Co., with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          1. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Thistle Group Holdings, Co. upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

          2. present certificates for the shares for cancellation and transfer on Thistle Group Holdings, Co.'s books; and

          3. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

The undersigned covenants, represents and warrants to Thistle Group Holdings, Co. that:

          1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, Thistle Group Holdings, Co. will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

          2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 4 of the Amended and Restated Offer and The Offer (the "Offers") and in the instructions to this amended and restated letter of transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

          3. the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Thistle Group Holdings, Co. to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

          4. the undersigned has read, understands and agrees to all of the terms of the offer.

         The undersigned understands that Thistle Group Holdings, Co.'s acceptance of shares tendered pursuant to any one of the procedures described in
Section 4 of the Offers and in the instructions to this amended and restated letter of transmittal will constitute a binding agreement between the undersigned and Thistle Group Holdings, Co. upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Thistle Group Holdings, Co. pay interest on the purchase price, including without limitation, by reason of any delay in making payment.

         The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, the number of shares that the undersigned wishes to tender, and the price at which the shares are being tendered should be set forth in the appropriate boxes above.

         The undersigned understands that Thistle Group Holdings, Co. will purchase up to 1,000,000 shares of its common stock at a set price of $13.00 per share properly tendered. All shares properly tendered and not properly withdrawn will be purchased, subject to the conditions of the offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer To Purchase For Cash. Shares not purchased because of proration or conditional tenders will be returned without expense to the shareholder.

         The undersigned recognizes that under the circumstances set forth in the Offers, Thistle Group Holdings, Co. may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that Thistle Group Holdings, Co. has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Thistle Group Holdings, Co. does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

         The check for the aggregate purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

         All authority conferred or agreed to be conferred by this amended and restated letter of transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offers, this tender is irrevocable.

                                    IMPORTANT

                             STOCKHOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this amended and restated letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

Dated:                      , 2002
       ---------------------

Name(s):
         -----------------------------------------------------------------------


         -----------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and Telephone Number:
                                        -----------------------

Tax Identification or Social Security Number:
                                              -----------------


                            (SEE SUBSTITUTE FORM W-9)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:
                      ----------------------------------------------------------

Name:
      --------------------------------------------------------------------------
                                 (Please Print)

Title:
       -------------------------------------------------------------------------


Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                                -------------------

Dated:                         , 2002
       ------------------------

PAYER:  ALPINE FIDUCIARY SERVICES, INC.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SUBSTITUTE FORM W-9      PART I - TAXPAYER IDENTIFICATION NUMBER - FOR
DEPARTMENT OF THE        ALL ACCOUNTS, ENTER TAXPAYER IDENTIFICATION
TREASURY INTERNAL        NUMBER IN THE BOX BELOW AND CERTIFY BY SIGNING
REVENUE SERVICE          AND DATING BELOW.
                         Note: If the account is in more than one name, see the chart in the enclosed guidelines to determine which number to give the payer.


                         -----------------------------------
                         Social security number Or


                         -----------------------------------
                         Employer identification number

--------------------------------------------------------------------------------
                         PART II - For payees exempt from backup withholding, please write "EXEMPT" here (see the enclosed guidelines):

                         -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAYER'S REQUEST FOR      PART III - Certification - UNDER PENALTIES OF PERJURY,
TAXPAYER NUMBER (TIN)    I CERTIFY THAT (1) The number shown on this form is my
                         correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because:

                         o   I am exempt from backup withholding, or

                         o I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or

                         o the IRS has notified me that I am no longer subject to backup withholding.
--------------------------------------------------------------------------------
                         Certification Instructions - You must cross out item
                         (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed guidelines.)

                         Signature:
                                    --------------------------------------------

                         Date: __________________, 2002
--------------------------------------------------------------------------------

NOTE: Failure to complete and return this form may result in backup withholding of 30% of any payments made to you pursuant to the offer. Please review the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional details. You must complete the following certificate if you are awaiting (or will soon apply for) a taxpayer identification number.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the depositary within sixty (60) days, the depositary is required to withhold 30% of all cash payments made to me thereafter until I provide a number.


Signature:                                            Date:               , 2002
           ------------------------------------            ---------------

Name:
      --------------------------------------------------------------------------
                                 (Please Print)
Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

         1. GUARANTEE OF SIGNATURES. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this amended and restated letter of transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

          o this amended and restated letter of transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed the box entitled "Special Payment Instructions" above; or

          o the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

         In all other cases,  including if you have  completed  the box entitled
"Special Payment Instructions" above, an eligible guarantor institution must guarantee all signatures on this amended and restated letter of transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. For your shares to be properly tendered, either (1) or (2) below must happen:

         (1) the depositary must receive all of the following at its address above in this amended and restated letter of transmittal before or on the date Thistle Group Holdings, Co.'s offer expires:

          o one of (a) the certificates for the shares, (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2 or (c) in the case of shares held in the Thistle Group Holdings, Co. automatic dividend reinvestment plan, completion of the appropriate sections of this amended and restated letter of transmittal; and

          o one of (a) properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (c) a specific acknowledgment in the case of a tender through the "automated tender offer program" described in this Instruction 2, and

          o any other documents required by this amended and restated letter of transmittal.

         (2) You must comply with the guaranteed delivery procedure set forth below.

         Book-Entry Delivery. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this amended and restated letter of transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

         Agent's Message. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of this amended and restated letter of transmittal and that Thistle Group Holdings, Co. may enforce such agreement against them.

         Automated Tender Offer Program. Participants in the book-entry transfer facility may also tender their shares in accordance with the automated tender offer program to the extent it is available to them for the shares they wish to tender. A shareholder tendering through the automated tender offer program must expressly acknowledge that the shareholder has received and agrees to be bound by this amended and restated letter of transmittal and that we may enforce such agreement against them.

         Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

          o    the  tender  is  made  by  or  through  an   eligible   guarantor
               institution;

          o the depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed notice of guaranteed delivery in the form provided with this amended and restated letter of transmittal, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery; and

          o all of the following are received by the depositary within three NASDAQ trading days after the date of receipt by the depositary of the notice of guaranteed delivery:

               o    one  of  (a)  the  certificates   for  the  shares,   (b)  a
                    confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2 or (c) in the case of shares held in the Thistle Group Holdings, Co. automatic dividend reinvestment plan, completion of the appropriate sections of this amended and restated letter of transmittal, and

               o one of (a) a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, (b) an agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (c) a specific acknowledgment in the case of a tender through the "automated tender offer program" described in this Instruction 2, and

          o any other documents required by this amended and restated letter of transmittal.

         THE METHOD OF DELIVERING ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE AMENDED AND RESTATED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR ELECTION AND RISK. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         Except as specifically permitted by Section 7 of The Offer, Thistle Group Holdings, Co. will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offers. All tendering shareholders, by execution of this amended and restated letter of transmittal or a manually signed facsimile of this amended and restated letter of transmittal, waive any right to receive any notice of the acceptance of their tender.

         3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this amended and restated letter of transmittal.

         4. PARTIAL TENDERS AND UNPURCHASED SHARES. (This paragraph does not apply to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this amended and restated letter of transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered.

         If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the shareholder.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

         Exact Signature. If this amended and restated letter of transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

         Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this amended and restated letter of transmittal.

         Different Names on Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

         Endorsements. When this amended and restated letter of transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

         If this amended and restated letter of transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

         Signatures of Fiduciaries. If this amended and restated letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Thistle Group Holdings, Co. of his or her authority to so act.

         6. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this amended and restated letter of transmittal. Thistle Group Holdings, Co. will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, (a) payment of the purchase price is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this amended and restated letter of transmittal, then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

         7. ODD LOTS. If Thistle Group Holdings, Co. is to purchase fewer than all shares properly tendered and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 shares (including shares held in Thistle Group Holdings, Co.'s automatic dividend reinvestment plan, but not including any shares held in the Roxborough Manayunk Employee Stock Ownership Plan) and who tenders all of the holder's shares. This preference will not be available unless the section captioned "Odd Lots" is completed.

         8. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offers, shareholders can specify in the "Description of Shares Tendered" box of this amended and restated letter of transmittal the order in which specified portions of their shares will be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Section 1 of the Offers and Section 15 of The Offer.

         9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this amended and restated letter of transmittal, the box entitled "Special Payment Instructions" on this amended and restated letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

         10. IRREGULARITIES. All questions as to the number of shares to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Thistle Group Holdings, Co. in its sole discretion and that determination will be final and binding on all parties. Thistle Group Holdings, Co. reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which it determines may be unlawful. Thistle Group Holdings, Co. also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and Thistle Group Holdings, Co.'s interpretation of the terms of the tender offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by Thistle Group Holdings, Co.. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, Thistle Group Holdings, Co. determines. Neither Thistle Group Holdings, Co., nor any of the depositary, the information agent or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give any such notification.

         11. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for additional copies of the Amended and Restated Offer, the amended and restated letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth the back page of the Offers and set forth below.

         12. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "payee"), provide the depositary with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this amended and restated letter of transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) and that

          o    the payee is exempt from backup withholding; or

          o the payee has not been notified by the Internal Revenue Service that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or

          o the Internal Revenue Service has notified the payee that the payee is no longer subject to backup withholding.

         If the payee lacks a TIN, the payee should

          o consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN; and

          o write "Applied For" in the space provided in Part 1 of the Substitute Form W-9; and

          o    sign and  date the  Substitute  Form W-9 and the  Certificate  of
               Awaiting  Taxpayer   Identification  Number  set  forth  in  this
               document.

         If the payee does not provide the payee's TIN to the depositary within sixty (60) days, backup withholding will begin and continue until the payee furnishes the payee's TIN to the depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

         If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 guidelines for information on which TIN to report.

         Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed W-9 guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the depositary.

         Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

         13. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing shares of Thistle Group Holdings, Co. common stock has been lost, stolen or destroyed, the stockholder should immediately complete, sign, and check the box on page 2 for lost shares on the Letter of Transmittal and deliver it to Alpine Fiduciary Services, Inc. together with any certificates of Thistle Group Holdings, Co. common stock then in the stockholder's possession. Include also a letter indicating that some or all stock certificates have been lost, stolen or destroyed and explain the circumstances, if possible, under which the certificates were lost, stolen or destroyed. Alpine Fiduciary Services, Inc. will, upon receipt thereto, contact such stockholder with instructions as to how to proceed. Replacement takes a minimum of 10 business days. All costs and expenses associated with the processing of the issuance of certificates for those claimed as lost, stolen or destroyed, including the cost of indemnity, if required, will be paid by the stockholder making such claim.

         14. CONDITIONAL TENDERS. As described in Section 7 of The Offer, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this amended and restated letter of transmittal or a notice of guaranteed delivery must be purchased if any shares tendered are purchased.

         If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this amended and restated letter of transmittal or, if applicable, the notice of guaranteed delivery. In the box in this amended and restated letter of transmittal or the notice of guaranteed delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

         As discussed in Section 7 of The Offer, proration may affect whether Thistle Group Holdings, Co. accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, Thistle Group Holdings, Co. may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, Thistle Group Holdings, Co. will limit its purchase in each case to the designated minimum number of shares.

         All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

         The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares pursuant to the offer in such a manner that the purchase will be treated as a sale of such shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor.

         15. PENSION PLAN. This letter of transmittal may not be used for shares held in the Roxborough Manayunk Employee Stock Ownership Plan. The ESOP trustees have the sole discretion to determine whether to tender any shares held in the plan. The ESOP trustees have informed us that they do not intend to tender any shares held in the Roxborough Manayunk Employee Stock Ownership Plan.

         16. AUTOMATIC DIVIDEND REINVESTMENT PLAN. If you want to tender shares of Thistle Group Holdings, Co. common stock held in your program account under Thistle Group Holdings, Co.'s automatic dividend reinvestment plan, you must

          o complete the box in this amended and restated letter of transmittal entitled "Tender of Shares Held in Thistle Group Holdings, Co. Automatic Dividend Reinvestment Plan" by choosing the option to tender all of your shares in the program account or the option to tender a specific number of shares held in your program account (if the box is not completed, no shares held in your program account will be tendered), and

          o indicate the number of shares being tendered from the automatic dividend reinvestment plan account in the box in this amended and restated letter of transmittal entitled "Description of Shares Tendered."

         As with shares held outside the automatic dividend reinvestment plan, you may submit portions of the shares held in your automatic dividend reinvestment plan account.

         Shares held in an automatic dividend reinvestment plan account are counted as being owned beneficially or of record when calculating whether a shareholder is an odd lot holder. If a participant in the automatic dividend reinvestment plan is an odd lot holder and wants to obtain the benefit of the odd lot priority, the participant must complete the box in this amended and restated letter of transmittal entitled "Odd Lots" and must tender all of the holder's shares held both in the holder's automatic dividend reinvestment plan account and outside such account.

         Please note that you need to be the record holder of at least 100 shares to be able to participate in the automatic dividend reinvestment plan. If your share ownership falls below 100 shares by means of the tender and purchase of a portion of your shares in the tender offer, you may not be able to participate in the automatic dividend reinvestment plan.

         If you tender shares held in your automatic dividend reinvestment plan account, all such shares credited to your program account, including fractional shares, will be tendered, unless otherwise specified in the box entitled "Tender of Shares Held in Thistle Group Holdings, Co. Automatic Dividend Reinvestment Plan."

         The information agent for Thistle Group Holdings, Co.'s offer is:

                              GEORGESON SHAREHOLDER
                           17 STATE STREET, 10TH FLOOR
                            NEW YORK, NEW YORK 10004
                      Telephone: (866) 324-8876 (toll free)



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